Exhibit 10.29
Execution Version
FIRST OMNIBUS AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND OMNIBUS DEED OF PLEDGE
This FIRST OMNIBUS AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND OMNIBUS DEED OF PLEDGE (this “Amendment”), dated as of February 17, 2026, is by and between Celestica Inc., an Ontario corporation (the “Company”), Celestica International LP, an Ontario limited partnership (together with the Company, the “Canadian Borrowers”), Celestica (USA) Inc., a Delaware corporation (the “Initial U.S. Borrower” and, together with the Canadian Borrowers, the “Borrowers” and each a, “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., a national banking association organized and existing with limited liability under the laws of the United States of America, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
WHEREAS, revolving credit and term loan facilities have been extended to the Borrowers (together with the additional Borrowers party thereto from time to time) pursuant to that certain Amended and Restated Credit Agreement, dated as of June 20, 2024 (as amended, modified, increased, extended, restated, renewed, replaced and/or supplemented from time to time, the “Credit Agreement”), by and among the Borrowers (including any such additional Borrowers), the Guarantors identified therein, the Lenders identified therein and the Administrative Agent;
WHEREAS, pursuant to that certain Omnibus Deed of Pledge, dated as of June 13, 2025 (as amended, modified, extended, restated, renewed, replaced and/or supplemented from time to time, the “Dutch Pledge”), by and between Celestica (Netherlands) B.V., as the Pledgor (the “Dutch Pledgor”), and Bank of America, N.A., as the Pledgee (in such capacity, the “Pledgee”), the Dutch Pledgor created in favor of the Pledgee a third ranking right of pledge (pandrecht) over certain of the Dutch Pledgor’s assets as security for the payment of all Secured Liabilities (as defined in the Dutch Pledge); and
WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement and the Dutch Pledge, and the Required Lenders have agreed to the requested amendments on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms used herein but not otherwise defined herein shall, unless otherwise provided herein, have the meanings provided to such terms in the Credit Agreement or the Dutch Pledge, as applicable.
2.Amendment to the Credit Agreement. Pursuant to Section 10.01 of the Credit Agreement, the Credit Agreement is hereby amended in the following respects:
2.1.Schedules to Credit Agreement. Schedule 6.19 to the Credit Agreement is hereby amended and restated in its entirety to read as attached hereto as Annex A.
3.Amendments to the Dutch Pledge. Pursuant to Section 10.01 of the Credit Agreement and Section 19.3 of the Dutch Pledge, the Dutch Pledge is hereby amended in the following respects:
3.1.Schedules to Dutch Pledge.

(a) Schedule 2 to the Dutch Pledge is hereby amended and restated in its entirety to read as attached hereto as Annex B.
(b)Schedule 3 to the Dutch Pledge is hereby amended and restated in its entirety to read as attached hereto as Annex C.
4.Condition Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of the following condition precedent in a manner reasonably satisfactory to the Administrative Agent:
4.1.Amendment. Receipt by the Administrative Agent of executed counterparts of this Amendment properly executed by a Responsible Officer of each Loan Party, the Required Lenders, the Swing Line Lender, each L/C Issuer and the Administrative Agent.
5.Reaffirmation. The Loan Parties hereby acknowledge and reaffirm that: (a) they are bound by all of the terms of the Loan Documents to which they are party; (b) this Amendment does not operate to reduce or discharge, or constitute a novation of, their obligations under the Loan Documents; and (c) they are responsible for the observance and full performance of all Obligations, including, without limitation, the repayment of the Loans and reimbursement of any drawings on any Letter of Credit. Furthermore, the Loan Parties acknowledge and confirm that the Liens and security interests referred to in the Credit Agreement are created and granted in favor of the Administrative Agent pursuant to the Collateral Documents and/or other Loan Documents and are valid and subsisting, and agree that this Amendment is not intended to, and does not, adversely affect or impair, or constitute a novation of, such liens and security interests in any manner.
6.Miscellaneous.
6.1.The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Loan Document or a waiver by the Administrative Agent, any Lender or any L/C Issuer of any rights and remedies under the Loan Documents, at law or in equity.
6.2.Each of the Loan Parties hereby represents and warrants to the Administrative Agent, the Lenders and the L/C Issuers as follows:
(a)The execution, delivery and performance by such Loan Party of this Amendment (i) has been duly authorized by all necessary corporate or other organizational action and (ii) does not and will not (A) contravene the terms of such Person’s Organization Documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Liens under the Loan Documents) under, or require any payment to be made under (x) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any Restricted Subsidiary, or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, or (C) violate any material Law.
(b)This Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent

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that the enforceability hereof may be limited by applicable Debtor Relief Laws or by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).
(c)No material approval, consent, exemption, authorization, or other material action by, or material notice to, or material filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Amendment other than those that have already been obtained and are in full force and effect.
6.3.This Amendment shall constitute a Loan Document for all purposes.
6.4.This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
6.5.The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Credit Agreement.
6.6.THE TERMS OF SECTIONS 10.14 (GOVERNING LAW; JURISDICTION; ETC.) AND 10.16 (WAIVER OF JURY TRIAL) OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS; PROVIDED, THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, FOR THE AVOIDANCE OF DOUBT, SECTION 3 OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, DUTCH LAW.
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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as a deed of the date first above written.
BORROWERS:            CELESTICA INC.,
an Ontario corporation
By:     /s/ Mandeep Chawla
Name: Mandeep Chawla
Title: Chief Financial Officer and Executive Vice President
CELESTICA INTERNATIONAL LP,
an Ontario limited partnership, by its general partner,
    CELESTICA INTERNATIONAL GP INC.,
an Ontario corporation
By:     /s/ Mandeep Chawla
Name: Mandeep Chawla
Title: Chief Financial Officer
CELESTICA (USA) INC.,
a Delaware corporation
By:     /s/ Mandeep Chawla
Name: Mandeep Chawla
Title: President
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[Signature Page to First Omnibus Amendment to Amended and Restated Credit Agreement and Omnibus Deed of Pledge]

U.S. GUARANTORS:            CELESTICA (USA) INC.,
a Delaware corporation
By:     /s/ Mandeep Chawla
Name: Mandeep Chawla
Title: President

CELESTICA LLC,
a Delaware limited liability company

By:     /s/ Mandeep Chawla
Name: Mandeep Chawla
Title: Executive Vice President

CELESTICA OREGON LLC,
a Delaware limited liability company

By:     /s/ Mandeep Chawla
Name: Mandeep Chawla
Title: Executive Vice President

CELESTICA PRECISION MACHINING LTD.,
a California corporation

By:     /s/ Mandeep Chawla
Name: Mandeep Chawla
Title: President

ABELCONN HOLDINGS, LLC,
a Delaware limited liability company

By:     /s/ Matt McKinley
Name: Matt McKinley
Title: President and Chief Executive Officer

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ABELCONN, LLC,
a Delaware limited liability company

By:     /s/ Matt McKinley
Name: Matt McKinley
Title: President and Chief Executive Officer

ATRENNE COMPUTING SOLUTIONS, LLC,
a Delaware limited liability company

By:     /s/ Chris A. Boutilier
Name: Chris A. Boutilier
Title: President and Chief Executive Officer

ATRENNE INTEGRATED SOLUTIONS, INC.,
a Delaware corporation

By:     /s/ Chris A. Boutilier
Name: Chris A. Boutilier
Title: President and Secretary

EXT HOLDING, LLC,
a Delaware limited liability company

By:     /s/ Chris A. Boutilier
Name: Chris A. Boutilier
Title: President and Chief Executive Officer

SUN SURFACE TECHNOLOGY,
a California corporation

By:     /s/ Kevin Walsh
Name: Kevin Walsh
Title: President and Secretary

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NON-U.S. GUARANTORS:        CELESTICA INC.,
an Ontario corporation

By:     /s/ Mandeep Chawla
Name: Mandeep Chawla
Title: Chief Financial Officer and Executive Vice President

CELESTICA INTERNATIONAL LP,
an Ontario limited partnership, by its general partner,
    CELESTICA INTERNATIONAL GP INC.,
    an Ontario corporation

By:     /s/ Mandeep Chawla
Name: Mandeep Chawla
Title: Chief Financial Officer

1282088 ONTARIO INC.,
an Ontario corporation

By:     /s/ Mandeep Chawla
Name: Mandeep Chawla
Title: Chief Financial Officer and Corporate Treasurer

1287347 ONTARIO INC.,
an Ontario corporation

By:     /s/ Mandeep Chawla
Name: Mandeep Chawla
Title: Chief Financial Officer and Corporate Treasurer

2480333 ONTARIO INC.,
an Ontario corporation

By:     /s/ Mandeep Chawla
Name: Mandeep Chawla
Title: Chief Financial Officer and Corporate Treasurer

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3265598 NOVA SCOTIA COMPANY,
a Nova Scotia unlimited company

By:     /s/ Mandeep Chawla
Name: Mandeep Chawla
Title: Chief Financial Officer and Corporate Treasurer

CELESTICA INTERNATIONAL GP INC.,
an Ontario corporation

By:     /s/ Mandeep Chawla
Name: Mandeep Chawla
Title: Chief Financial Officer

CELESTICA INTERNATIONAL INC.,
an Ontario corporation

By:     /s/ Mandeep Chawla
Name: Mandeep Chawla
Title: Chief Financial Officer and Executive Vice President, Finance

1204362 ONTARIO INC.,
an Ontario corporation

By:     /s/ Mandeep Chawla
Name: Mandeep Chawla
Title: Chief Financial Officer and Corporate Treasurer

2863862 ONTARIO INC.,
an Ontario corporation

By:     /s/ Mandeep Chawla
Name: Mandeep Chawla
Title: Chief Executive Officer

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[Signature Page to First Omnibus Amendment to Amended and Restated Credit Agreement and Omnibus Deed of Pledge]

EXTRUSION TECHNOLOGY PRC HOLDINGS, LLC,
a Delaware limited liability company

By:     /s/ Chris A. Boutilier
Name: Chris A. Boutilier
Title: President and Chief Executive Offer

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CELESTICA CAYMAN HOLDINGS 1 LIMITED,
a Cayman Islands exempted company

By:     /s/ Priyanka Mathur
Name: Priyanka Mathur
Title: Director

CELESTICA CAYMAN HOLDINGS 2 LIMITED,
a Cayman Islands exempted company

By:     /s/ Priyanka Mathur
Name: Priyanka Mathur
Title: Director

CELESTICA CAYMAN HOLDINGS 9 LIMITED,
a Cayman Islands exempted company

By:     /s/ Priyanka Mathur
Name: Priyanka Mathur
Title: Director

CELESTICA LIMITED,
a company incorporated in England and Wales

By:     /s/ Kevin Walsh
Name: Kevin Walsh
Title: Director

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[Signature Page to First Omnibus Amendment to Amended and Restated Credit Agreement and Omnibus Deed of Pledge]

CELESTICA GLOBAL LIMITED,
a company incorporated in Hong Kong

By:     /s/ Kang Seung Kwon
Name: Kang Seung Kwon
Title: Director

CELESTICA HONG KONG HOLDINGS 1 LIMITED,
a company incorporated in Hong Kong

By:     /s/ Kang Seung Kwon
Name: Kang Seung Kwon
Title: Director

CELESTICA HONG KONG LIMITED,
a company incorporated in Hong Kong

By:     /s/ Kang Seung Kwon
Name: Kang Seung Kwon
Title: Director

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[Signature Page to First Omnibus Amendment to Amended and Restated Credit Agreement and Omnibus Deed of Pledge]

CELESTICA HOLDINGS PTE LTD,
a company incorporated in Singapore

By:     /s/ Priyanka Mathur
Name: Priyanka Mathur
Title: Director

CELESTICA ELECTRONICS (S) PTE LTD,
a company incorporated in Singapore

By:     /s/ Priyanka Mathur
Name: Priyanka Mathur
Title: Director

PCI PRIVATE LIMITED,
a company incorporated in Singapore

By:     /s/ Teo Eng Lin
Name: Teo Eng Lin
Title: Director

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CELESTICA ELECTRONICS (M) SDN. BHD.,
a company incorporated in Malaysia
(Registration No. 198501007193 (139635-U))

By:     /s/ Priyanka Mathur
Name: Priyanka Mathur
Title: Director

CELESTICA GBS MALAYSIA SDN. BHD.,
a company incorporated in Malaysia
(Registration No. 201501044607 (1169928-P))

By:     /s/ Adib Ali Kheireddine
Name: Adib Ali Kheireddine
Title: Director

CELESTICA MALAYSIA SDN. BHD.,
a company incorporated in Malaysia
(Registration No. 199801013130 (469259-D))

By:     /s/ Priyanka Mathur
Name: Priyanka Mathur
Title: Director

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CELESTICA (NETHERLANDS) B.V.,
a Dutch private company with limited liability

By:     /s/ Paul van Duuren
Name: Paul van Duuren
Title: Proxyholder A

By:     /s/ M.J. van Dam
Name:     M.J. van Dam
Title: Attorney-in-fact B

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EMS MANUFACTURING SERVICES (HOLDINGS) LIMITED,
a company incorporated under the laws of Barbados as company number 21666

By:     /s/ Douglas Parker
Name: Douglas Parker
Title: Director

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CELESTICA IRELAND LIMITED,
a company incorporated in Ireland with company number 210604

                By:    /s/ Ioana Mariana Balint
                Name: Ioana Mariana Balint
                Title: Director

                By:    /s/ Kevin Walsh
                Name: Kevin Walsh
Title: Director

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CELESTICA VALENCIA S.A.U.

                By:    /s/ Rocío Fuentes Candau
                Name: Rocío Fuentes Candau
Title: Authorized Signatory

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CELESTICA JAPAN KK

                By:    /s/ Chin Weng Chow
                Name: Chin Weng Chow
Title: Director

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ADMINISTRATIVE AGENT:        BANK OF AMERICA, N.A.,
as Administrative Agent
By:     /s/ Felicia Brinson
Name:    Felicia Brinson
Title:    Assistant Vice President
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LENDERS:            BANK OF AMERICA, N.A.,
as a Lender, an L/C Issuer and Swing Line Lender
By:     /s/ Gloria Lopez
Name:    Gloria Lopez
Title: Vice President
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BANK OF AMERICA, N.A., acting through its Canada Branch, as a Lender

By:     /s/ Sylwia Durkiewicz
Name:    Sylwia Durkiewicz
Title: Vice President
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CANADIAN IMPERIAL BANK OF COMMERCE,
as a Lender and an L/C Issuer

By:     /s/ Courtney Davenport
Name:    Courtney Davenport
Title: Executive Director
By:     /s/ Martin Danaj
Name:    Martin Danaj
Title: Managing Director

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MUFG BANK, LTD., CANADA BRANCH,
as a Lender

By:     /s/ Shiva Srikantan
Name:    Shiva Srikantan
Title: Director
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CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (CANADA BRANCH),
as a Lender

By:     /s/ Andrew Sidford
Name:    Andrew Sidford
Title: Managing Director
By:     /s/ Gordon Yip
Name:    Gordon Yip
Title: Director
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CITIBANK, N.A., CANADIAN BRANCH,
as a Lender

By:     /s/ Siddharth Sagar
Name:    Siddharth Sagar
Title: Authorized Signatory
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ROYAL BANK OF CANADA,
as a Lender

By:     /s/ Mike Elsey
Name:    Mike Elsey
Title: Managing Director
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BNP PARIBAS, acting through its Canada Branch,
as a Lender

By:     /s/ Rod O’Hara
Name:    Rod O’Hara
Title: Managing Director
By:     /s/ Mathieu Leroux
Name:    Mathieu Leroux
Title: Director
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HSBC BANK USA, N.A.,
as a Lender

By:     /s/ Alan Kacalski
Name:    Alan Kacalski
Title: Vice President
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THE TORONTO-DOMINION BANK,
as a Lender

By:     /s/ Hassan Abbas
Name:    Hassan Abbas
Title: Managing Director

By:     /s/ Adam Levy
Name:    Adam Levy
Title: Director
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EXPORT DEVELOPMENT CANADA,
as a Lender

By:     /s/ Jesse Dunn
Name:    Jesse Dunn
Title: Financing Manager

By:     /s/ Papa Mor Diop
Name:    Papa Mor Diop
Title: Financing Manager
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ICICI BANK CANADA,
as a Lender

By:     /s/ Jigar Jain
Name:    Jigar Jain
Title: Chief Risk Officer
By:     /s/ Judith Sari
Name:    Judith Sari
Title: Assistant Vice-President, Legal Counsel

[Signature Page to First Omnibus Amendment to Amended and Restated Credit Agreement and Omnibus Deed of Pledge]

ANNEX A
Schedule 6.19 to Credit Agreement
[**REDACTED**]

[Commercially Sensitive]

Annex A to First Omnibus Amendment to Amended and Restated Credit Agreement and Omnibus Deed of Pledge

ANNEX B
Schedule 2 to Dutch Pledge
[**REDACTED**]

[Commercially Sensitive]

Annex B to First Omnibus Amendment to Amended and Restated Credit Agreement and Omnibus Deed of Pledge

ANNEX C
Schedule 3 to Dutch Pledge
[**REDACTED**]

[Commercially Sensitive]

Annex C to First Omnibus Amendment to Amended and Restated Credit Agreement and Omnibus Deed of Pledge